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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                                                  76-0506313
(State or other jurisdiction of             1-13461               (I.R.S. Employer
incorporation or organization)      (Commission File Number)     Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

              99.1 Press Release of Group 1 Automotive, Inc. dated as of July 1, 2004 announcing release of 2004 second-quarter results.


ITEM 9.  REGULATION FD DISCLOSURE

         On July 1, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced its plans to conduct a conference call following the release of financial results for the second quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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         In accordance with General Instruction B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Group 1 Automotive, Inc.


         July 1, 2004                   By:      /s/ Robert T. Ray
---------------------------------          -------------------------------------
             Date                          Robert T. Ray, Senior Vice President,
                                           Chief Financial Officer and Treasurer

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                                INDEX TO EXHIBITS


Exhibit No.     Description
-----------     -----------
   99.1         Press Release of Group 1 Automotive, Inc. dated as of July 1,
                2004 announcing release of 2004 second-quarter results.